Quarterly Holdings Report
for
Fidelity Freedom® Blend 2055 Fund
December 31, 2022
FBF-Y55-NPRT3-0323
1.9892480.104
U.S. Treasury Obligations - 0.2%
	Principal Amount (a)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.29% to 4.39% 1/5/23 to 3/30/23 (b) (Cost $1,005,773)	1,010,000	1,006,005

Domestic Equity Funds - 49.8%
	Shares	Value ($)
Fidelity Series Blue Chip Growth Fund (c)	7,471,540	74,565,974
Fidelity Series Commodity Strategy Fund (c)	48,259	5,083,638
Fidelity Series Large Cap Growth Index Fund (c)	3,476,657	47,039,176
Fidelity Series Large Cap Stock Fund (c)	3,153,090	52,120,577
Fidelity Series Large Cap Value Index Fund (c)	7,029,314	96,934,241
Fidelity Series Small Cap Opportunities Fund (c)	2,037,901	23,782,305
Fidelity Series Small Capital Core Fund (c)	16,894	165,391
Fidelity Series Value Discovery Fund (c)	2,418,635	35,699,054
TOTAL DOMESTIC EQUITY FUNDS (Cost $360,705,440)		335,390,356

International Equity Funds - 41.8%
	Shares	Value ($)
Fidelity Series Canada Fund (c)	1,528,916	20,074,667
Fidelity Series Emerging Markets Fund (c)	1,227,517	9,500,980
Fidelity Series Emerging Markets Opportunities Fund (c)	5,476,037	85,535,692
Fidelity Series International Growth Fund (c)	3,128,099	44,606,690
Fidelity Series International Index Fund (c)	1,814,044	18,593,948
Fidelity Series International Small Cap Fund (c)	930,618	13,810,365
Fidelity Series International Value Fund (c)	4,433,175	44,464,748
Fidelity Series Overseas Fund (c)	4,097,684	44,500,850
TOTAL INTERNATIONAL EQUITY FUNDS (Cost $310,914,701)		281,087,940

Bond Funds - 7.3%
	Shares	Value ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund (c)	81,105	624,509
Fidelity Series Emerging Markets Debt Fund (c)	478,179	3,509,837
Fidelity Series Emerging Markets Debt Local Currency Fund (c)	133,440	1,159,596
Fidelity Series Floating Rate High Income Fund (c)	75,500	662,889
Fidelity Series High Income Fund (c)	432,254	3,483,967
Fidelity Series Long-Term Treasury Bond Index Fund (c)	6,554,386	38,408,700
Fidelity Series Real Estate Income Fund (c)	137,219	1,295,350
TOTAL BOND FUNDS (Cost $61,628,832)		49,144,848

Short-Term Funds - 0.9%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (d)	1,174,741	1,174,976
Fidelity Series Government Money Market Fund 4.35% (c)(e)	1,338,006	1,338,006
Fidelity Series Short-Term Credit Fund (c)	5,214	49,798
Fidelity Series Treasury Bill Index Fund (c)	366,038	3,642,077
TOTAL SHORT-TERM FUNDS (Cost $6,206,041)		6,204,857

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $740,460,787)	672,834,006
NET OTHER ASSETS (LIABILITIES) - 0.0%	59,031
NET ASSETS - 100.0%	672,893,037

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Treasury Contracts
CBOT 10-Year U.S. Treasury Note Contracts (United States)	93	Mar 2023	10,443,609	(27,100)	(27,100)
CBOT 5-Year U.S. Treasury Note Contracts (United States)	16	Mar 2023	1,726,875	(11,835)	(11,835)
CBOT Ultra Long Term U.S. Treasury Bond Contracts (United States)	30	Mar 2023	4,029,375	8,833	8,833

TOTAL PURCHASED					(30,102)

Sold

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	27	Mar 2023	5,212,350	145,583	145,583
MSCI EAFE Index Future (United States)	30	Mar 2023	2,924,100	47,164	47,164
MSCI Emerging Markets Index Future (United States)	47	Mar 2023	2,254,590	21,350	21,350

TOTAL SOLD					214,097

TOTAL FUTURES CONTRACTS					183,995
The notional amount of futures purchased as a percentage of Net Assets is 2.5%
The notional amount of futures sold as a percentage of Net Assets is 1.5%

Legend

(a)	Amount is stated in United States dollars unless otherwise noted.
(b)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $1,006,005.
(c)	Affiliated Fund
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

(e)	The rate quoted is the annualized seven-day yield of the fund at period end.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	257,373	7,408,742	6,491,139	11,552	-	-	1,174,976	0.0%
Total	257,373	7,408,742	6,491,139	11,552	-	-	1,174,976

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds
Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur. If an Underlying Funds changes its name, the name presented below is the name in effect at period end.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Fidelity Series 5+ Year Inflation-Protected Bond Index Fund	617,840	183,396	43,734	38,717	(1,934)	(131,059)	624,509
Fidelity Series Blue Chip Growth Fund	66,662,323	35,962,853	4,630,322	2,353,805	(1,629,269)	(21,799,611)	74,565,974
Fidelity Series Canada Fund	20,140,616	6,097,353	2,971,387	630,902	(183,361)	(3,008,554)	20,074,667
Fidelity Series Commodity Strategy Fund	9,129,578	7,628,024	5,922,499	5,053,712	(1,372,807)	(4,378,658)	5,083,638
Fidelity Series Corporate Bond Fund	662,013	35,760	662,374	2,930	(37,219)	1,820	-
Fidelity Series Emerging Markets Debt Fund	3,011,588	938,873	102,689	135,486	(18,476)	(319,459)	3,509,837
Fidelity Series Emerging Markets Debt Local Currency Fund	1,018,075	251,722	79,537	-	(13,220)	(17,444)	1,159,596
Fidelity Series Emerging Markets Fund	8,514,861	3,280,635	861,972	237,472	(257,918)	(1,174,626)	9,500,980
Fidelity Series Emerging Markets Opportunities Fund	78,420,031	28,195,438	9,201,716	2,046,021	(3,801,623)	(8,076,438)	85,535,692
Fidelity Series Floating Rate High Income Fund	615,435	241,400	166,093	30,074	(3,856)	(23,997)	662,889
Fidelity Series Government Bond Index Fund	969,827	47,538	987,017	2,041	(33,514)	3,166	-
Fidelity Series Government Money Market Fund 4.35%	-	1,859,469	521,463	6,629	-	-	1,338,006
Fidelity Series High Income Fund	3,738,446	947,697	782,119	162,810	(65,874)	(354,183)	3,483,967
Fidelity Series International Growth Fund	40,296,964	12,854,160	2,942,065	1,508,864	(767,194)	(4,835,175)	44,606,690
Fidelity Series International Index Fund	17,105,274	5,231,174	2,122,937	484,597	(216,245)	(1,403,318)	18,593,948
Fidelity Series International Small Cap Fund	12,564,890	3,967,292	429,534	816,629	(154,732)	(2,137,551)	13,810,365
Fidelity Series International Value Fund	40,692,128	13,394,846	6,531,336	1,477,681	(356,499)	(2,734,391)	44,464,748
Fidelity Series Investment Grade Bond Fund	1,024,193	52,950	1,037,216	3,706	(42,969)	3,042	-
Fidelity Series Investment Grade Securitized Fund	685,991	35,023	701,696	1,481	(21,317)	1,999	-
Fidelity Series Large Cap Growth Index Fund	42,009,644	19,130,989	3,216,685	591,202	(254,011)	(10,630,761)	47,039,176
Fidelity Series Large Cap Stock Fund	46,862,621	17,243,254	5,809,371	2,983,979	(545,572)	(5,630,355)	52,120,577
Fidelity Series Large Cap Value Index Fund	89,709,305	25,727,185	9,203,627	3,446,154	(405,524)	(8,893,098)	96,934,241
Fidelity Series Long-Term Treasury Bond Index Fund	33,076,369	16,243,740	2,356,343	704,794	(559,668)	(7,995,398)	38,408,700
Fidelity Series Overseas Fund	40,516,465	12,064,221	2,644,348	794,621	(541,870)	(4,893,618)	44,500,850
Fidelity Series Real Estate Income Fund	2,201,012	898,669	1,462,203	149,669	(126,271)	(215,857)	1,295,350
Fidelity Series Short-Term Credit Fund	-	49,560	-	157	-	238	49,798
Fidelity Series Small Cap Opportunities Fund	22,544,676	6,464,074	1,959,107	1,113,283	(275,508)	(2,991,830)	23,782,305
Fidelity Series Small Capital Core Fund	-	165,391	-	-	-	-	165,391
Fidelity Series Treasury Bill Index Fund	-	4,180,119	536,084	21,921	(536)	(1,422)	3,642,077
Fidelity Series Value Discovery Fund	33,166,503	9,821,889	4,716,655	1,839,314	(252,675)	(2,320,008)	35,699,054
	615,956,668	233,194,694	72,602,129	26,638,651	(11,939,662)	(93,956,546)	670,653,025

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation
Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Securities transactions are accounted for as of trade date. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The inputs to valuation techniques used to value investments are categorized into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - Unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value investments by major category are as follows:
Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. U.S. Treasury Obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy.

Investments in any open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Derivative Instruments
Risk Exposures and the Use of Derivative Instruments: The Fund's investment objectives allow the Fund to enter into various types of derivative contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns, to gain exposure to certain types of assets and/or to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk(s):

Equity Risk - Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Interest Rate Risk - Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts: A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a specified price at a specified future date.

The Fund used futures contracts to manage its exposure to the stock market.

The Fund used futures contracts to manage its exposure to the bond market and fluctuations in interest rates.

Open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end. Any securities and/or cash deposited to meet initial margin requirements are identified in the Schedule of Investments.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.
The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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